SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                           JANUARY 20, 1998
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                           (Date of Report)


                     GLOBAL MED TECHNOLOGIES, INC.
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        (Exact Name of Registrant as specified in its charter)



                               COLORADO
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            (State or other jurisdiction of incorporation)


      0 - 22083                             84-1116894
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     (Commission File Number) (IRS Employer Identification Number)


          12600 WEST COLFAX, SUITE A-500, LAKEWOOD, CO  80215
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      (Address of principal executive offices including zip code)


                            (303)  238-2000
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          (Registrant's telephone number including area code)


                            NOT APPLICABLE
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     (Former name or former address, if changed since last report)



        This report consists of 3 sequentially numbered pages.

ITEM 5.  OTHER EVENTS.
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NASDAQ DELISTING

     In December 1997, the Company received an extension until January 30, 1998 from Nasdaq to demonstrate compliance with the current $1 million capital and surplus requirement for continued listing of the Company's securities on Nasdaq. The Company's capital and surplus was approximately $287,000 at September 30, 1997, but its cash on hand was approximately $2.5 million. The extension was based upon the Company's receipt of $1.2 million in December 1997 from the sale of its DataMed International division, and upon the anticipated receipt of proceeds from a private placement of equity which was to be consummated prior to January 30, 1998.

     In addition, on February 23, 1998, Nasdaq's new requirements for continued listing on Nasdaq, which include a requirement that the Company have at least $2 million of net tangible assets (total assets, excluding
goodwill, minus total liabilities) become effective.   In order to meet
such new net tangible asset requirement, the Company would be required to obtain additional capital beyond its capital raising efforts to comply with the current capital and surplus requirement. Without additional financing, the Company will not be in compliance with this requirement on February 23, 1998.

     The Company's financial advisors have advised that the necessary financing cannot be arranged and consummated prior to the January 30 deadline. Accordingly, the Company expects that Nasdaq will delist the Company's securities for failure to meet the current capital and surplus requirement. If the Company's securities are delisted from Nasdaq, this could restrict investors' interest in the Company's securities, including making it more difficult for the Company to raise additional capital, and could materially and adversely affect the trading market and prices for such securities.

     While the Company and its financial advisors believe the Company will be successful in securing additional financing necessary to enable the Company to be relisted on Nasdaq, there can be no assurance when such additional financing will be available or that any financing will be arranged or consummated.

EFFECT OF RECENTLY ADOPTED STATEMENT OF POSITION

     In October 1997, the AICPA issued Statement of Position ("SOP") 97-2, SOFTWARE REVENUE RECOGNITION, which changes the requirements for revenue recognition effective for transactions that the Company will enter into beginning January 1, 1998. Prior years are not required to be restated. The most significant potential impact of SOP 97-2 on the Company's revenue recognition accounting policies is that for contracts with multiple elements, revenue may be required to be recognized later than under past practices. The Company has not yet assessed what the quantitative impact of SOP 97-2 will be on its 1998 financial statements.



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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     None


                              SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 20, 1998             GLOBAL MED TECHNOLOGIES, INC.



                              By /s/ MICHAEL I. RUXIN
                                ---------------------------------
                                     Michael I. Ruxin
                                     Chief Executive Officer









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